Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2433

Global Dividend Sustainability Portfolio 2025-3

International Dividend Sustainability Portfolio 2025-3

INVESCO UNIT TRUSTS, SERIES 2442

New World Leaders Portfolio 2025-3

Supplement to the Prospectuses

As a result of a previously announced spinoff, your Portfolio will receive one share of Sony Financial Group Inc. NPV (ADR) for every five shares of Sony Group Corporation (ADR) held as of the close of the September 30, 2025 record date. Following the completion of this spinoff, your Portfolio will continue to hold and purchase shares of both Sony Group Corporation (ADR) and Sony Financial Group Inc. NPV (ADR).

Supplement Dated: October 1, 2025